Filed under Rule 497(e)

Registration No. 333-08653

SUNAMERICA SERIES TRUST

(the “Trust”)

Supplement dated October 12, 2021, to the Trust’s

Statement of Additional Information (“SAI”),

dated May 1, 2021, as supplemented and amended to date

Sharon French, a former Interested Trustee, resigned from the Board of Trustees of the Trust on July 23, 2021. Effective October 5, 2021, John T. Genoy was appointed as an Interested Trustee to the Trust’s Board of Trustees to fill the vacancy.

Accordingly, the following changes are made to the Trust’s SAI effective immediately:

The first table under the section entitled “Trustees and Officers of the Trust” is hereby amended as follows with respect to the information pertaining to Mr. Genoy:

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2,3]	Other Directorship(s) Held by Trustee[4]
Interested Trustee
John T. Genoy[5] Age: 52	President and Trustee	2021 - Present	President (since 2021) and COO (since 2006) of SunAmerica; Chief Financial Officer and Director, SunAmerica (2002-2021); Senior Vice President, SunAmerica (2004-2021).	82	None.

[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (63 portfolios); SST (19 portfolios); Anchor Series Trust (4 portfolios); and VALIC Company I (37 funds).

[3]	Number includes SST (19 portfolios) and the Trust (63 portfolios).
[4]

Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

[5]	Effective October 5, 2021, Mr. Genoy was appointed as an Interested Trustee to the Trust’s Board. Mr. Genoy is considered to be an Interested Trustee based on his positions with SunAmerica.

The following information is hereby added to the subsection entitled “Trustees and Officers of the Trust – Board and Committees”:

John T. Genoy. Mr. Genoy has served as a Trustee since 2021. He currently serves as President and COO of SunAmerica and President of the Trust, SST and Anchor Series Trust. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.

The twelfth paragraph under the subsection entitled “Trustees and Officers of the Trust – Board and Committees” is deleted in its entirety and replaced with the following:

Each Independent Trustee serves on each Committee of the Board and Mr. Genoy serves on the Ethics Committee. Members of each Committee serve without compensation, except that Ms. Jelenko, as Audit Committee Chair, receives an additional retainer fee of $12,500 and Mr. Ray, as Nomination Committee Chair, receives an additional retainer fee of $7,500.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SASTSAI-SUP2 (10/21)